Long Island's Premier Community Bank Sandler O'Neill & Partners LP Financial Services Conference PGA National Resort & Spa November 12 -14, 2002

This presentation may contain forward-looking statements that are based on various assumptions and analyses made by us in light of our management's experience and its perception of historical trends, current conditions and expected future developments, as well as other factors it believes are appropriate under the circumstances. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors (many of which are beyond our control) that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These factors include, without limitation, the following: the timing and occurrence or non-occurrence of events may be subject to circumstances beyond our control; there may be increases in competitive pressure among financial institutions or from non-financial institutions; changes in the interest rate environment may reduce interest margins; changes in deposit flows, loan demand or real estate values may adversely affect our business; changes in accounting principles, policies or guidelines may cause our financial condition to be perceived differently; general economic conditions, either nationally or locally in some or all areas in which we do business, or conditions in the securities markets or the banking industry may be less favorable than we currently anticipate; legislation or regulatory changes may adversely affect our business; technological changes may be more difficult or expensive than we anticipate; success or consummation of new business initiatives may be more difficult or expensive than we anticipate; or litigation or other matters before regulatory agencies, whether currently existing or commencing in the future, may delay occurrence or non-occurrence of events longer than we anticipate. We assume no obligation to update any forward-looking statements to reflect events or circumstances after the date of this document.

Corporate Profile $21.9 billion in assets $11.2 billion in deposits, 53% core 8.9% deposit market share in Long Island market - 3rd largest, just behind Chase, Citi Serves 700,000 customers/consumers Book value: $17.50, tangible book value: $15.39 Insider & ESOP stock ownership: 14% $2.3 billion market cap All figures in this presentation are as of September 30, 2002, except as noted, and all market data and IBES consensus as of October 31, 2002. All per share data adjusted to reflect 2-for-1 stock split in the form of a 100% stock dividend effective December 3, 2001. NYSE: AF

Retail ESOP Officers & Directors Institutions East 21.86 9.09 5 63.09 West North Ownership Profile September 30, 2002 Shares Outstanding: 87,690,468

Our formula for enhancing shareholder value is simple and has been proven successful! Retail Banking - Premier community bank on Long Island Full service provider of financial services and products Keen focus on customer service - Anytime/Anywhere banking, 24/7! - Extended hours, Saturday & Sunday banking Multi-channel distribution network- branches, ATMs, telephone and Internet Mortgage Lending - Portfolio lender, not a mortgage banker Single Family, Multifamily and Commercial Real Estate Expertise Top Quality - Low Credit Risk Lending Operating Efficiency Focus on core businesses: Execution excellence is key!

Retail Banking/Market Penetration

Leading Retail Banking Franchise $11.2 billion in deposits, 86 banking office network Low cost/stable source of funds - average rate: 2.36% Core Deposits Represent 53% of Deposits, or $5.9 billion Checking accounts of $1.3 billion, or 22% of core Pro-active sales culture Banking offices with high average deposits Long Island Offices (83) - Nassau (29), Queens (17), Suffolk (25), Brooklyn (12) - Average Deposits of $130 Million Westchester Offices (3) - Average Deposits of $122 Million Alternative delivery channels - ATMs, telephone and internet banking

Long Island Powerhouse Nassau Queens Brooklyn Suffolk Banking Offices and Deposit Share Ranking on Long Island Overall Deposit Share Ranking: #1- all thrifts, #3- all financial institutions

Strong Position in Core Market Nassau, Suffolk, Queens and Brooklyn Source: FDIC Deposit Market Share Report. Data as of 6/30/01 adjusted for pending acquisitions. Deposits Market Average Institution ($ in millions) Share Branches Deposits 1. Chase $16,943 14.6% 152 $111 M 2. Citigroup 16,182 14.0 161 101 M 3. ASTORIA 10,275 8.9 83 124 M 4. GreenPoint 9,287 8.0 61 152 M 5. Washington Mutual 9,126 7.9 74 123 M 6. HSBC 8,448 7.3 94 90 M 7. North Fork 7,871 6.8 130 61 M 8. Fleet 5,895 5.0 113 52 M 9. Roslyn 4,368 3.8 29 151 M 10. Bank of New York 3,443 3.0 109 32 M Total - Core Market $115,902 1,370 The combined population of these four counties (7.0 million) exceeds the population of 38 individual U.S. states

Well Positioned in Key Markets ($ in millions) _______________ Suffolk _ Institution Total Share Branches 1. Chase $3,622 15.2% 35 2. North Fork 3,214 13.5 54 3. Citigroup 2,708 11.3 33 4. Wamu 2,681 11.2 26 5. Astoria 2,178 9.1 25 Total $23,903 383 ($ in millions) Nassau . Institution Total Share Branches 1. Citigroup $6,900 18.9% 70 2. Chase 4,272 11.7 34 3. GreenPoint 4,087 11.2 21 4. Astoria 3,529 9.7 29 5. Fleet 3,123 8.6 52 Total $36,533 418 ($ in millions) Brooklyn_______________ Institution Total Share Branches 1. Chase $4,471 17.4% 40 2. Wamu 3,523 13.8 19 3. HSBC 3,455 13.4 28 4. Citigroup 3,018 11.7 27 5. GreenPoint 2,281 8.9 15 Astoria (#7) 1,471 5.7 12 Total $25,705 245 Source: FDIC Deposit Share Report. Data as of 6/30/01 adjusted for pending acquisitions Deposits ($ in millions) Queens . Institution Total Share Branches 1. Chase $4,578 15.4% 43 2. Citigroup 3,558 12.0 31 3. Astoria 3,097 10.4 17 4. North Fork 2,414 8.1 35 5. New York Community 2,169 7.3 26 Total $29,761 324

Jumbo CD Money Market Savings Now/Demand Retail CD's East 2 16 25 12 45 Deposit Composition Total - $11.2 Billion 53% Core - $5.9 Billion At September 30, 2002 $5.1B @ 4.15% $1.8B @ 1.33% $2.8B @ 0.75% - $1.3 B @ 0.29% Average Rate: 2.36% $158.4 M @ 2.16%

Sales Initiatives - PEAK Process Performance based on Enthusiasm, Actions and Knowledge A "needs" based approach to sales rather than "product" based approach using a "Financial Needs Analysis Profile" Highly interactive program - daily and weekly meetings create a focus that is shared throughout the branch network Incentives for strong performance, both individual and team Initial results exceeded expectations

Mar 31 00 Sep 30 00 Mar 31 01 Sep 30 01 Mar 31 02 Sep 30 02 4.8 4.9 5.1 5.5 5.9 5.9 Core Deposit Growth ($ in Billions) % to Total Deposits: 49.0% 49.5% 49.5% 50.8% 53.0% 53.1% CAGR: 9%

Checking Account Growth 1Q00 3Q00 1Q01 3Q01 1Q02 3Q02 Personal 878 879 975 973 1105 1153 Business 67 79 91 107 128 153 1Q00 3Q00 1Q01 3Q01 1Q02 3Q02 Personal 269 286 299 310 320 331 Business 8 9 9 10 11 12 ($ in millions) (# of accounts in thousands) CAGR = 9% CAGR = 14% 276 294 308 320 331 $945 $957 $1,065 $1,080 $1,233 343 $1,306

Retail Banking Fee Growth 1999 2000 2001 2002* Checking/Service Fees 17.8 20.8 24 27.1 ATM 7.1 7.4 8.9 8.8 Investment Products 3.6 6.4 7.7 10.5 Debit Cards 1 4.1 5.9 7 Other 4.4 4.9 5.7 6.4 ($ in millions) * Nine months annualized CAGR = 21% $34.0 $43.6 $52.0 $59.9

Mortgage Lending Growth Asset Quality Trends

Primarily short-term, 3/1 & 5/1 hybrid ARMs for portfolio - Minimizes interest rate risk Multiple delivery channels provide flexibility & efficiency - Retail* - Commissioned representatives/brokers-originations in 15 states* - Third party originators - correspondent relationships in 44 states* Secondary marketing capability - Sale of 15 year and 30 year fixed rate loans reduces interest rate risk Geographically diversified portfolio - Reduces lending concentrations 1-4 Family Mortgage Lending * All loans underwritten to Astoria's stringent standards

1-4 Family Mortgage Loan Originations 2000 2001 9 Mos 02 3Q01 3Q02 Retail 372 683 681 162 209 Broker 1157 1827 1393 444 382 Correspondent 837 1420 1104 444 357 By Delivery Channel $1.1B $948.4M $2.4B $3.2B (In Millions) $3.9B

1-4 Family Mortgage Loan Originations By Product Type 2000 2001 9 Mos 02 3Q01 3Q02 3/1 ARM 299.8 573.6 866 175 330 5/1 ARM 1307 2064.2 1467 618 356 Other ARM 484 697 490 132 161 Other 279.2 597.3 354 125 102 $2.4B $3.9B $1.1B $3.2 B (In Millions) $948.4M

Solid and growing Multifamily/CRE portfolio $2.2 billion in portfolio - Average yield 7.87% Conservative underwriting - Average LTV < 64% Average loan in portfolio < $1 million All loans in local market Portfolio target: 25% of total loan portfolio by year-end 2003 Multifamily/Commercial Real Estate Lending

2000 2001 9 Mos 02 3Q01 3Q02 Multifamily 204.9 413.5 565 112 237 CRE 109.5 178.2 196 42 77 Multifamily/Commercial Real Estate Originations ($ in Millions) $314.5 $591.8 Originations include mixed use property loans. Average loan balance outstanding is < $1 million. All loans originated in local market. $313.9 $761.0 $153.9

Asset Quality

Minimal credit risk Conservative underwriting, top quality loans, low LTVs No sub-prime lending 99+% of all loans secured by real estate Strong reserves Allowance for loan losses/non-performing loans: 259% Low delinquency trends Top quality MBS portfolio Primarily agency, agency-backed or 'AAA' rated Asset Quality Focus

Comm'l R/E Multi-family Home Equity and Other One-to-Four Family East 6 12 3 79 Low Credit Risk Loan Portfolio Composition At September 30, 2002 Excludes loans held for sale; LTV based on current principal balance and original appraised value Average LTV: 64.2% Total Portfolio: $12.4 billon Commercial R/E - 6% Average LTV: 62.1% Multifamily - 12% Average LTV: 64.7% One-to-Four Family - 79% Average LTV: 64.3% Home Equity & Other -3%

Asset Quality Trend 12/31/1998 12/31/1999 12/31/2000 12/31/2001 9/30/2002 ASFC 0.58 0.26 0.18 0.18 0.15 Non-Performing Assets (NPAs) to Total Assets Total NPAs $120.4 $58.4 $40.0 $40.1 $33.1 ($ in millions) Allowance for loan losses/non-performing loans at September 30, 2002: 259% At Period Ended

NPA to Total Assets vs Peers 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 All Thrifts 0.36 0.37 0.41 0.42 0.44 NY Thrifts 0.31 0.33 0.33 0.38 0.42 $ 5 + Billion 0.47 0.51 0.51 0.48 0.48 AF 0.15 0.16 0.18 0.16 0.15 0.15 Quarter Astoria All Thrifts NY Thrifts $ 5 + Bil Sept. 30, 2002 0.15% N/A N/A N/A June 30, 2002 0.15 0.44 0.42 0.48 Mar. 31, 2002 0.16 0.42 0.38 0.48 Dec. 31, 2001 0.18 0.41 0.33 0.51 Sept. 30, 2001 0.16 0.37 0.33 0.51 June 30, 0.15 0.36 0.31 0.47 2001 Source: SNL Financial, Quarterly Thrift Digest, September, 2002 Median Ratios

Net Charge-offs/Average Loans vs. Peers 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 All Thrifts 0.03 0.03 0.05 0.04 0.05 NY Thrifts 0.05 0.05 0.09 0.04 0.06 $ 5 + Billion 0.09 0.12 0.16 0.14 0.17 AF 0.01 0.01 0.02 0.01 0.01 0.01 Source: SNL Financial, Quarterly Thrift Digest, September 2002 Median Ratios

1-4 Family Delinquency Ratios: AF vs MBA 3Q98 4Q98 1Q99 2Q99 3Q99 4Q99 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 MBA NY conv 5.13 4.94 4.43 4.18 4.18 3.91 3.45 3.61 4.06 4.53 3.8 3.93 4.8 4.55 3.86 4.28 MBA US conv 3.7 3.72 3.3 3.29 3.35 3.29 2.83 2.9 3.21 3.68 3.23 3.51 3.92 3.99 3.61 3.87 AF 2.66 4.57 3.59 2.6 2.41 2.1 1.78 1.64 1.9 2.08 1.29 1.19 1.51 1.57 1.2 1.12 1.2 Source: MBA National Delinquency Survey

FNMA GNMA FHLMC CMO/REMIC - Non Agency (rated A or higher) CMO/Remic- Agency East 3 1 2 37 57 West North Low Credit Risk MBS Portfolio Total MBS Portfolio Classification Available for sale - $ 2.4B (35%) Held to maturity - $ 4.4B (65%) Total $ 6.8B At September 30, 2002 Average Life: 1.8 years

One year gap: +25.36% Key balance sheet components Short-term hybrid adjustable-rate mortgage loan portfolio Short weighted average life MBS portfolio Offset by: Large core deposit base - provides natural hedge against rising rates Longer-term CDs and borrowings Interest Rate Risk Management

Balance Sheet Repositioning

Balance Sheet Repositioning 3Q99 3Q00 3Q01 3Q02 Loans 10 11.1 12 12.4 MBS 10 8 7.2 6.8 ($ in billions) (Loans increased $2.4 billion, or 24%) (MBS decreased $3.2 billion, or 32%) Loans vs MBS

Balance Sheet Composition Loans MBS Other East 45 41 14 West North Loans MBS Other East 57 31 12 West North Money Market Savings Now/Demand CD's East 6.7 30 8.5 54 West North December 31, 1999 September 30, 2002 Other Loans Other MBS Loans MBS Total Assets: $22.7 Billion Total Assets: $21.9 Billion

Loan Mix 1-4 Family Multifamily/CRE Other East 88 10 2 West North 1-4 Family Multifamily/CRE Other East 79 18 3 West North Money Market Savings Now/Demand CD's East 6.7 30 8.5 54 West North 1-4 Family: $9.0 Billion Multifamily/CRE: $1.1 Billion Other: $0.2 Billion Total Loans: $10.3 Billion December 31, 1999 September 30, 2002 1-4 Family: $9.8 Billion Multifamily/CRE: $2.2 Billion Other: $0.4 Billion Total Loans: $12.4 Billion

Balance Sheet Repositioning 3Q99 3Q00 3Q01 3Q02 Deposits 9.4 9.9 10.8 11.2 Borrowings 11.7 10.5 9.8 8.6 ($ in billions) (Borrowings decreased $3.1 billion, or 26%) (Deposits increased $1.8 billion, or 19%) Deposits vs Borrowings

Balance Sheet Composition Borrowings Deposits Equity Other East 50 42 5 3 West North Borrowings Deposits Equity Other East 39 51 7 3 West North December 31, 1999 September 30, 2002 Equity Borrowings Equity Deposits Borrowings Total Liabilities & Equity: $22.7 Billion Other Deposits Other Total Liabilities & Equity: $21.9 Billion

Deposit Composition Core CD's East 48 52 West North Core CD's East 53 47 West North Money Market Savings Now/Demand CD's East 6.7 30 8.5 54 West North 53% Core - $5.9 Billion Total Deposits - $11.2 Billion Average rate: 2.36% 48% Core - $4.6 Billion Total Deposits - $9.6 billion Average Rate: 3.94% December 31, 1999 September 30, 2002

Superior Operating Efficiency

Efficiency Ratio 1997 1998 1999 2000* 2001 9 Mos 2002 Cash efficiency ratio ( Excludes Stock Plan Amortization) 45.63 41.54 30.26 29.17 29.53 31.06 Stock Plan Amortization 4.5 3.53 1.62 1.1 1.4 1.63 30.27 50.13 45.07 31.88 30.93 *Excludes $5.4 million executive severance payment in 4Q00 32.69

Efficiency Ratio vs Peers 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 All Thrifts 63.79 63.51 62.6 62.59 61.45 NY Thrifts 61.88 59.25 58.16 60.69 60.07 $ 5 + Billion 48.37 50.19 47 51.02 52.52 AF 30.92 30.72 31.53 32.79 32.56 32.74 AF Cash 29.73 29.61 29.28 31.12 31.26 30.76 Astoria Quarter Cash GAAP All Thrifts NY Thrifts $ 5 + Bil Sept. 31, 2002 30.76% 32.74% N/A N/A N/A June 30, 2002 31.26 32.56 61.45 60.07 52.52 Mar. 31, 2002 31.12 32.79 62.59 60. 89 51.02 Dec. 31, 2001 29.28 31.53 62.60 58.16 47.00 Sept. 30, 2001 29.61 30.72 63.51 59.25 50.19 June 30, 2001 29.73 30.92 63.79 61.88 48.37 (1) Median Source: SNL Financial, Quarterly Thrift Digest, September 2002 (1) Company reports

Financial Results and Trends

Quarterly Financial Highlights EPS Return on Assets Return on Equity Return on Tangible Equity Shares repurchased - 1.5 million in 3Q02, 4.2 million year to date Ninth repurchase program announced - Additional 10 million shares authorized Senior note issued in Oct 2002 - $200 million @ 5.75%, due 2012 (1) Included is the benefit derived from the adoption of SFAS No. 142, which eliminated goodwill amortization of $4.8 million. $0.72 $0.60 1.14% 1.00% 15.72 14.17% 17.81% 16.12% 3Q02 3Q01 (1)

AF Historical EPS Growth 1994 1995 1996 1997 1998 1999 2000 2001 2002 Actual 0.93 1.05 1.29 1.52 1.69 2.08 2.17 2.38 2.86 As originally reported. 1994-1996 restated for implementation of SFAS 128. 1998 first three quarters stand alone, fourth quarter 1998 pooled. IBES estimate for 2002. Adjusted for 2-for-1 stock split, December 3, 2001 CAGR = 15% Historical Operating EPS Growth

1997 1998 1999 2000 2001 9/30/2002 Stock Repurchased 86 102 262 346 636 765 Dividends 24 57 106 155 210 260 Cumulative Cash Returned to Shareholders ($ in Millions) $110 $159 $368 $846 $1,025 $501 Over $ 1 billion returned to shareholders in the past 6 years

Why Invest in Astoria Financial? Strong balance sheet - superior asset quality Attractive banking franchise Dominant deposit market share in core market Financial Performance 15% CAGR in EPS since 1994 19% CAGR in stock price since 1994 Over $ 1 billion returned to shareholders in the past 6 years Superior operating efficiency Well capitalized Active stock repurchase program Large goodwill claims

One of the industry's largest goodwill litigation claims $785 million of original supervisory goodwill created (LISB = $625 million, Fidelity NY = $160 million) $635 million of supervisory goodwill written off (LISB = $500 million, Fidelity NY = $135 million) Outcome unpredictable due to disparity in recent court decisions Status of Astoria cases LISB discovery completed Fidelity NY discovery completed Goodwill Claim Update

Price 2002 2002 Implied Deposit 10/31/02 EPS(1) P/E Price/ TBV Premium GreenPoint $43.57 $5.36 7.9x 2.6x 21% Astoria Financial 26.18 2.86 9.2 1.7 8 Roslyn 16.56 1.76 9.4 2.2 13 Webster 32.41 3.30 9.8 2.0 10 Sovereign 14.08 1.29 10.9 2.8 9 Bank North 23.17 2.04 11.3 2.6 14 Independence 25.67 2.25 11.4 2.0 14 Golden West 69.05 5.91 11.7 2.2 15 Charter One 30.28 2.44 12.4 2.6 16 Hudson United 30.45 2.31 13.2 4.1 16 New York Community 29.06 2.18 13.3 5.4 50 North Fork 38.46 2.58 14.9 5.3 41 Commerce Bancorp 45.91 2.01 22.8 3.6 16 Median 11.4x 2.6x 15% Astoria Stock Price at Median Levels $32.62 $40.01 $34.62 Valuation Considerations (1) IBES Consensus. Includes SFAS 142 benefit, if any

Addendum AF: A Record of Enhancing Shareholder Value

AF: A Record of Enhancing Shareholder Value Assets of $10 billion by 2000 Improve asset quality Enhance operating efficiency Broaden lending capabilities Generate cash returns in mid- teen range Enhance shareholder value $21.9 billion in assets 0.15% NPA/total assets 31.06% cash efficiency ratio Origination network now covers 15 states; YTD 2002 volume = $4.0B 18.76% cash ROTE 319% stock appreciation since IPO* * Through October 31, 2002 1993 IPO objectives The record as of September 30, 2002

Acquisition History Year Thrift # Branches Assets (in millions) 1973 Metropolitan Federal 2 $ 50 1979 Citizens Savings (FSLIC) 5 130 1982 Hastings-on-Hudson Federal 3 100 1984 Chenango Federal 1 25 1987 Oneonta Federal 4 205 1990 Whitestone Savings (RTC) 4 280 1995 Fidelity New York 18 1,800 1997 The Greater New York Savings Bank 14 2,400 1998 Long Island Bancorp, Inc. 35 6,600 Total 86 $11,590

Dec 31 1993 Dec 31 1997 Sep 30 2002 4.1 10.5 21.9 Asset Growth ($ in Billions) As originally reported

Franchise Enhancement Dec 31 1993 Dec 31 1997 Dec 31 2001 Sep 30 2002 East 1.5 4.3 12.2 12.4 1993 1997 2001 9 Mos 2002 0.3 1.5 4.6 4 Loan Portfolio Growth Loan Production As originally reported ($ in Billions) ($ in Billions)

1993 1997 2001 0.023 0.055 0.089 Deposit Market Share Growth Deposit Market Share - Brooklyn, Queens, Nassau & Suffolk counties Source: FDIC Deposit Market Share report. Latest FDIC data as of 6/30/01 adjusted for pending acquisitions

Dec 31 1993 Dec 31 1997 Sep 30 2002 0.0305 0.0056 0.0015 Asset Quality Trend As originally reported Non-performing assets to total assets

Dec 31 1993 Dec 31 1997 Sep 30 2002 0.4654 0.3915 0.3106 Improved Operating Cash Efficiency Ratio As originally reported

Dec 31 1993 Dec 31 1997 Sep 30 2002 0.0088 0.0117 0.0117 Operating Cash Return on Average Assets As originally reported Excludes net charges of $5.4 million, net of taxes, related to various infrequently occurring items (1)

Dec 31 1993 Dec 31 1997 Sep 30 2002 0.1128 0.182 0.1876 Operating Cash Return on Average Tangible Equity As originally reported Excludes net charges of $5.4 million, net of taxes, related to various infrequently occurring items (1)

Book Value/Tangible Book Value Growth 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 Book Value 13.12 14.74 15.87 16.05 16.26 16.44 16.71 17.28 17.5 Tangible Book Value 11.03 12.68 13.82 14.03 14.2 14.4 14.66 15.2 15.39 (Dollars per common share) (Book Value increased 33%) (Tangible Book Value increased 40%) $17.50 $15.39

Long Island's Premier Community Bank